UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 9, 2004
                                                         ----------------


                               SEA CONTAINERS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Bermuda
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

               001-07560                                 98-0038412
        -----------------------                     -------------------
        (Commission File Number)                     (I.R.S. Employer
                                                    Identification No.)

                               22 VICTORIA STREET
                             HAMILTON HM12, BERMUDA
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  Other Events

         On February 17, 2004, Sea Containers Ltd. issued a news release regarding the meeting, on February 9, 2004, of Sea Container's board of directors at which the board decided to issue new long term debt to replace existing debt and to fund acquisitions or other corporate purposes. A copy of the news release is attached hereto as Exhibit 99.

ITEM 7.  Exhibits

99       News Release dated February 17, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            SEA CONTAINERS LTD.




                                            By: /s/ E.S. Hetherington
                                                ---------------------
                                                Edwin S. Hetherington
                                                Vice President, General Counsel
                                                    and Secretary





Date:  February 18, 2004

                                  EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------

  99                       News Release dated February 17, 2004.